UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 13, 1999

                                 VideoLabs, Inc.
             (Exact name of registrant as specified in its charter)


 Delaware                        0-23858                    41-1726281
(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                      Identification No.)

             5960 Golden Hills Drive, Golden Valley, MN 55416-1040
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  612-542-0061


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.    Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On August 3, 1999, the registrant closed its acquisition of Acoustic Communication Systems, Inc. ("ACS") via a merger of ACS into a wholly-owned subsidiary of registrant, for a total purchase price of $500,000 and common stock of the registrant having an aggregate market value of $1,500,000.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.    Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.    Not Applicable.

ITEM 5. OTHER EVENTS.    Not Applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.    Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of Acoustic Communication Systems, Inc., business acquired.

        (b)     Pro Forma financial information.

        (c)     Exhibits.

                Exhibit 99 - Agreement and Plan of Merger dated May 17, 1999.

ITEM 8. CHANGE IN FISCAL YEAR.    Not Applicable.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VIDEOLABS, INC.
                                            ------------------------------------



Date: August 13, 1999                       /s/ James Hansen
                                            ------------------------------------
                                            James Hansen
                                            Chief Executive Officer and Chairman

                                TABLE OF CONTENTS



INDEPENDENT AUDITORS' REPORT                                                   1

FINANCIAL STATEMENTS

        Balance sheets                                                         2

        Statements of income and retained earnings                             4

        Statements of cash flows                                               5

        Notes to financial statements                                          6

[LOGO]
Baune     CERTIFIED PUBLIC ACCOUNTANTS
Dosen     BUSINESS AND PERSONAL CONSULTANTS
& Co
          601 CARLSON PARKWAY, SUITE 150
          MINNETONKA, MN 55305
          (612) 473-2002   FAX (612) 473-2766
A PROFESSIONAL LIMITED
LIABILITY PARTNERSHIP

                          INDEPENDENT AUDITORS' REPORT



Board of Directors and Stockholder
Acoustic Communication Systems, Inc.
Plymouth, Minnesota


We have audited the accompanying balance sheets of Acoustic Communication Systems, Inc. as of December 31, 1998 and 1997, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Acoustic Communication Systems, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ Baune, Dosen & Co., P.L.L.P.


March 2, 1999
Minneapolis, Minnesota


                                                          [LOGO] ACPA
                                                         INTERNATIONAL
                                                 MEMBER OF ACPA INTERNATIONAL
                                               WITH AFFILIATED OFFICES WORLDWIDE

                              FINANCIAL STATEMENTS


                      ACOUSTIC COMMUNICATION SYSTEMS, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                               1998              1997
                                                               ----              ----
ASSETS
CURRENT ASSETS
   Cash                                                                     $    213,638
   Accounts receivable - trade (net of allowance for
         uncollectible accounts of $7,138 and $9,000)     $  2,283,674         1,064,919
   Unbilled receivables                                         53,497            39,666
   Inventory                                                 1,048,934         1,194,999
   Costs and estimated profits in excess of billings           359,636            48,160
   Prepaid expenses and other assets                            33,003            47,205
                                                          ------------      ------------
                  Total current assets                       3,778,744         2,608,587

PROPERTY AND EQUIPMENT
   Furniture and equipment                                     467,264           404,428
   Automobiles                                                  19,242            19,242
   Less accumulated depreciation                              (226,324)         (149,408)
                                                          ------------      ------------
                  Net property and equipment                   260,182           274,262
                                                          ------------      ------------




                  TOTAL ASSETS                            $  4,038,926      $  2,882,849
                                                          ============      ============


                             See accompanying notes.

                                                                              1998            1997
                                                                              ----            ----
LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
     Checks written in excess of cash in bank                            $     74,027
     Accounts payable                                                       1,316,536     $    714,599
     Note payable - bank                                                      512,410
     Current maturities of notes payable                                      139,000          105,000
     Current maturities of capital lease obligations                            7,613           41,000
     Billings in excess of costs and estimated profits                        163,311          244,514
     Advanced billings                                                         49,775
     Unearned service contract revenue                                        596,024          432,906
     Accrued expenses                                                         100,615           92,714
                                                                         ------------     ------------
                          Total current liabilities                         2,959,311        1,630,733

LONG-TERM LIABILITIES
     Notes payable                                                            217,700          137,215
     Capital lease obligations                                                                   3,214
                                                                         ------------     ------------
                          Total long-term liabilities                         217,700          140,429
                                                                         ------------     ------------

                          Total liabilities                                 3,177,011        1,771,162

STOCKHOLDER'S EQUITY
     Common stock - $1 par value, 2,000,000
        shares authorized, 2,000 shares issued and outstanding                  2,000            2,000
     Retained earnings                                                        859,915        1,109,687
                                                                         ------------     ------------
                          Total stockholder's equity                          861,915        1,111,687
                                                                         ------------     ------------


                          TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY     $  4,038,926     $  2,882,849
                                                                         ============     ============

                      ACOUSTIC COMMUNICATION SYSTEMS, INC.
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                       1998             %             1997              %
                                                       ----            ---            ----             ---
SALES                                             $  8,917,430         100.0      $ 10,913,117         100.0

COST OF SALES                                        6,413,293          71.9         8,035,364          73.6
                                                  ------------      --------      ------------      --------

                 Gross profit                        2,504,137          28.1         2,877,753          26.4

GENERAL, ADMINISTRATIVE, AND SELLING EXPENSES        2,380,163          26.7         2,144,984          19.7
                                                  ------------      --------      ------------      --------

                 Operating income                      123,974           1.4           732,769           6.7

OTHER (INCOME) EXPENSE
Interest expense                                        55,704            .6            55,613            .5
Interest income                                         (1,758)                         (8,746)          (.1)
                                                  ------------      --------      ------------      --------
                 Total other expense                    53,946            .6            46,867            .4
                                                  ------------      --------      ------------      --------

                 Net income                       $     70,028            .8      $    685,902           6.3
                                                  ============      ========      ============      ========

RETAINED EARNINGS
  Beginning balance                               $  1,109,687                    $    423,785
  Stockholder's distribution                          (319,800)
  Net income                                            70,028                         685,902
                                                  ------------                    ------------
  Ending balance                                       859,915                    $  1,109,687
                                                  ============                    ============


                             See accompanying notes.

                      ACOUSTIC COMMUNICATION SYSTEMS, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                          1998              1997
                                                                          ----              ----
CASH FLOWS FROM OPERATING ACTIVITIES
      Net income                                                     $     70,028      $    685,902
      Adjustments to reconcile net income to net cash flows
        from operating activities:
           Depreciation                                                    76,495            56,139
           (Increase) decrease in assets:
              Accounts receivable                                      (1,218,755)          (58,242)
              Inventory                                                   146,065         1,110,329
              Prepaid expenses                                             14,202           (17,356)
              Unbilled receivables                                        (13,831)          (39,666)
              Costs and estimated profits in excess of billings          (311,476)          162,861
           Increase (decrease) in liabilities:
              Checks written in excess of cash in bank                     74,027           (78,787)
              Accounts payable                                            601,937        (1,829,611)
              Billings in excess of costs and estimated profits           (81,203)           80,241
              Advanced billings                                            49,775
              Unearned service contract revenue                           163,118           263,384
              Accrued expenses                                              7,901            72,054
                                                                     ------------      ------------
                        Net cash flows from operating activities         (421,717)          407,248

CASH FLOWS FROM INVESTING ACTIVITIES
      Purchases of property and equipment                                 (62,415)         (130,899)
                                                                     ------------      ------------
                        Net cash flows from investing activities          (62,415)         (130,899)

CASH FLOWS FROM FINANCING ACTIVITIES
      Net short-term borrowings                                           512,410           (50,000)
      Proceeds from long-term debt                                        700,000           100,000
      Payments on long-term debt                                         (585,515)         (105,888)
      Payments on capital lease obligations                               (36,601)           (6,823)
      Stockholder's distribution                                         (319,800)
                                                                     ------------      ------------
                        Net cash flows from financing activities          270,494           (62,711)

                        Net increase (decrease) in cash                  (213,638)          213,638

      CASH AT BEGINNING OF YEAR                                           213,638                 0
                                                                     ------------      ------------

      CASH AT END OF YEAR                                            $          0      $    213,638
                                                                     ============      ============


                             See accompanying notes.

                      ACOUSTIC COMMUNICATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1   BUSINESS OPERATIONS

Acoustic Communication Systems, Inc., is a Minneapolis-based provider of electronic multimedia systems to a wide variety of business and nonprofit organizations. The Company supplies videoconferencing, voice, video and data integration systems and multi-purpose electronic meeting rooms to its clients nationwide.

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVENTORY

Inventory is valued at the lower of cost (first-in, first-out) or market. The components of inventory consist of:

                                                        1998             1997
                                                        ----             ----

           Materials and equipment                  $   819,805      $   935,244
           Demo-room equipment                          229,129          259,755
                                                    -----------      -----------

             Total                                  $ 1,048,934      $ 1,194,999
                                                    ===========      ===========

DEPRECIATION

Furniture and equipment are recorded at cost and are being depreciated over the useful lives of the assets using accelerated and straight-line methods of depreciation.

INCOME TAXES

The Company has elected to be treated as an S corporation under the Internal Revenue Code and, therefore, no provision for income taxes has been provided for in the financial statements. The Company's shareholder will report the taxable income or loss in his individual income tax return.

REVENUE RECOGNITION

Short term contracts and contracts with no labor are recognized under the accrual basis of accounting.

Revenue from long-term fixed price and modified fixed price contracts is recognized on the percentage-of-completion method, measured by the percentage of contract costs incurred to date to estimated total cost for each contract. This method is used because management considers expended contract cost to be the best available measure of progress on these contracts. Revenue from cost-plus-fee contracts is recognized on the basis of costs incurred during the period plus the fee earned, measured by the cost-to-cost method.

                      ACOUSTIC COMMUNICATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS


Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, and repairs. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Profit incentives are included in revenue when their realization is reasonably assured. An amount equal to contract costs attributable to claims is included in revenue when realization is probable and the amount can be reliably estimated.

The asset, "Costs and estimated profits in excess of billings," represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated profits," represents billings in excess of revenues recognized.

Amounts billed for service contracts are recognized as sales over the term of the contract.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3   SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

                                                       1998              1997
                                                       ----              ----

           Cash paid for interest                  $    55,704      $    55,613

NOTE 4   CONTRACTS IN PROCESS

A summary of contracts follows:                        1998              1997
                                                       ----              ----

          Expenditures on contracts                $ 1,128,175      $   556,769
          Estimated contract profit thereon            480,424          217,041
                                                   -----------      -----------
                                                     1,608,599          773,810
          Less billings applicable thereto           1,412,274          970,164
                                                   -----------      -----------

                                                   $   196,325      $  (196,354)
                                                   ===========      ===========

                      ACOUSTIC COMMUNICATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS


These amounts are included in the accompanying balance sheet as follows:

Costs and estimated profits in excess of billings     $  359,636     $   48,160
Billings in excess of costs and estimated profits        163,311        244,514
                                                      ----------     ----------

                                                      $  196,325     $ (196,354)
                                                      ==========     ==========

NOTE 5   NOTE PAYABLE - BANK

The Company has a financing agreement which expires September 1, 1999 with its primary lender that grants the Company a line of credit up to $800,000 based upon a collateral formula. The loan is collateralized by trade accounts receivable, raw material inventory, furniture and equipment, general intangibles, and the assignment of life insurance on the Company's stockholder. The loan is payable upon demand with interest at .50% over the prime lending rate (prime rate was 7.75% at December 31, 1998). Loans under the agreement are guaranteed by the Company's stockholder.

The amount outstanding on the line of credit was $512,410 and $0 at December 31, 1998 and 1997.

NOTE 6   LONG-TERM DEBT
                                                              1998        1997
                                                              ----        ----
Note payable - bank, term loan. Interest is computed at
 9%. This note matures May, 2001, with payments of
 $13,753 due monthly.                                       $356,700

Note payable - bank, SBA term loan. Interest is computed
 at 2.25% over the bank's prime rate. Payments of $2,714
 were due monthly until it was paid in full during 1998.                $ 64,033

Note payable - bank, term loan. Interest is computed at
 10.5%. Payments of $1,208 were due monthly until it
 matured during 1998.                                                      1,200

Note payable - bank, term loan. Interest is computed at
 10.25%. Payments of $4,543 were due monthly until it was
 paid in full during 1998.                                                71,542

Note payable - bank, term loan. Interest is computed at
 8.25%. Payments of $369 were due monthly until it was paid
 in full during 1998.                                                     10,249

Note payable - bank, term loan. Interest is computed at
 9.75%. Payments of $3,221 were due monthly until it
 was paid in full during 1998.                                            95,191
                                                            --------    --------
                        Total                                356,700     242,215
Less current maturity                                        139,000     105,000
                                                            --------    --------
                        Long-term debt                      $217,700    $137,215
                                                            ========    ========

                      ACOUSTIC COMMUNICATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS


All notes are cross collateralized and secured by (a) inventory, accounts receivable, equipment, and general intangibles of the Company; (b) the assignment of life insurance on the Company's stockholder; and (c) a personal guarantee from the Company's stockholder.

Maturities of the principal portion of long-term debt consist of the following at December 31, 1998:

               1999                                                   $  139,000
               2000                                                      151,579
               2001                                                       66,121
                                                                      ----------
                  Total due                                           $  356,700
                                                                      ==========

NOTE 7   CAPITAL LEASE OBLIGATIONS

Certain long-term lease transactions for financing equipment are accounted for as installment purchases of property and inventory. Obligations under capital leases are capitalized using the present value of future lease payments discounted at the marginal interest rate of the Company. Amortization of these assets using the Company's normal depreciation policy is included in depreciation expense.

The capitalized cost of $19,466 at December 31, 1998 and 1997, less accumulated depreciation of $16,871 and $12,978 at December 31, 1998 and 1997, respectively, has been recorded in the accompanying financial statements as furniture and equipment. In addition, $50,121 is capitalized as inventory and will be expensed when sold.

Future minimum lease payments consist of the following at December 31, 1998:

               1999                                                  $     8,518
                                                                     -----------
               Total minimum lease payments                                8,518
               Less amount representing interest                             905
                                                                     -----------
                 Present value of future minimum lease payments            7,613
                 Less current maturities                                   7,613
                                                                     -----------
                 Long-term portion of capital lease obligations      $         0
                                                                     ===========

NOTE 8   OPERATING LEASE

The Company leases its facilities under four separate lease agreements, the terms of which are summarized below:

                                      Lease                        Monthly
               Location               Expiration date              Payment
               --------               ---------------              -------
               Plymouth, MN           January 31, 2002           $   7,189
               Maple Grove, MN        September 30, 2002               925
               Des Moines, IA         July 31, 2001                    728
               Omaha, NE              month to month                   480

                      ACOUSTIC COMMUNICATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS


Each lease also requires reimbursement for certain operating and common area expenses and real estate taxes. Rent expense including reimbursements, totaled $175,769 and $116,964 during 1998 and 1997.

Minimum lease payments committed to under the above leases are as follows:

               Year ending December 31:
                 1999                              $106,104
                 2000                               106,104
                 2001                               102,464
                 2002                                15,514

NOTE 9   401(k) PROFIT SHARING PLAN

The Company has a salary reduction profit sharing plan under the provisions of
Section 401(k) of the Internal Revenue Code. The plan covers employees who work at least 1,000 hours per year and have completed one full year of service with the Company. Contributions to the plan by the Company equal 25% of the salary reduction elected by each employee up to a maximum reduction of 6% of annual salary. The Company, at its option, may contribute additional amounts to the plan. Company contributions totaled $16,374 and $9,539 for 1998 and 1997, respectively.

NOTE 10   CONCENTRATIONS OF CREDIT RISK

The Company supplies and installs electronic multimedia systems to customers, mainly in the Midwest. The Company grants credit for products provided and is generally secured by lien rights on the property. The Company's ability to collect amounts due from customers may be affected by economic fluctuations in the industry or geographic area.

The Company maintains its cash balances in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risks. At December 31, 1998 the Company had deposits, based on bank balances, of $183,761 in excess of federally insured limits.

The Company currently buys the majority of its CODEC and IMUX systems inventory from four suppliers. Although there are a limited number of manufacturers of these systems, management believes a change in suppliers would not adversely affect the operating results of the Company.

                      ACOUSTIC COMMUNICATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 11   COMMITMENTS AND CONTINGENCIES

Certain equipment and materials are purchased from suppliers who may have security interests in the purchased goods.

In the normal course of business, the Company may, from time to time, be involved in various legal proceedings which are generally incidental to their business. Management believes, based on discussions with counsel, that liabilities, if any, resulting from such proceedings would not have a material effect on these financial statements.

The Company provides a one to three year service contract on its systems. Revenue from service contracts is deferred and recognized in income on a straight-line basis over the contract period. Costs associated with these contracts are expensed as incurred.

                         ACOUSTIC COMMUNICATION SYSTEMS
                                  BALANCE SHEET
                                 MARCH 31, 1999
                                  (unaudited)

                                     ASSETS

CURRENT ASSETS
--------------
     CASH                                   $  (89,645)
     CASH - PAYROLL                                (15)
     CASH - SAVINGS                                  0
     PETTY CASH                                      0
     ACCOUNTS RECEIVABLE                     1,945,077
     ALLOWANCE FOR DOUBTFUL ACCTS               (9,538)
     CO-OP RECEIVABLES                               0
     INVENTORY                                 695,509
     CABLE INVENTORY                                 0
     SLOW MOVING INVENTORY                           0
     DEMO ROOM EQUIPMENT                       245,308
     COSTS INXS OF BILLINGS                    381,526
     PREPAID INSURANCE                          11,882
     PREPAID EXPENSES                           10,880
     EMPLOYEE ADVANCE                            2,708
     DEPOSITS                                    6,498
     DUE (TO) FROM SHAREHOLDER                       0
                                           -----------
TOTAL CURRENT ASSETS                                         $ 3,200,190
                                                             -----------

FIXED ASSETS
------------
     FURNITURE & EQUIPMENT                 $   386,308
     LEASED EQUIPMENT                           30,710
     SHOP & TEST EQUIPMENT                      42,643
     LEASEHOLD IMPROVEMENTS                      7,602
     AUTOMOBILES                                19,242
     A/D - FIXED ASSETS                       (268,324)
                                           -----------

TOTAL FIXED ASSETS (NET)                                     $   218,181
                                                             -----------

TOTAL ASSETS                                                 $ 3,418,371
                                                             ===========

                         ACOUSTIC COMMUNICATION SYSTEMS
                                  BALANCE SHEET
                                 MARCH 31, 1999
                                  (unaudited)

                              LIABILITIES & EQUITY

LIABILITIES
-----------
     ACCOUNTS PAYABLE                      $   441,399
     ACCRUED LTD/LIFE                           (1,200)
     BILLINGS INXS OF C & P                    588,927
     ADVANCED BILLINGS                               0
     LINE OF CREDIT                            800,000
     TAG - LINE OF CREDIT                            0
     CURRENT PORTION - LTD                           0
     UNEARNED MAINTENANCE AGREEMENT            479,748
     EST. LIABIL1TY FOR MAINTENANCE                  0
     ACCRUED WAGES                                   0
     ACCRUED GARNISHMENTS                          673
     FLEX BENEFITS ACCOUNT                           0
     ACCRUED LTD/LIFE                                0
     ACCRUED VACATION/SICK                           0
     ACCRUED FICA/FED W/H                            0
     ACCRUED STATE W/H                               0
     ACCRUED UNEMPLOYMENT                            0
     ACCRUED 401(k) CONTRIBUTION                     0
     SALES TAX - MINNESOTA                       5,852
     SALES TAX - IOWA                            6,551
     SALES TAX - NEBRASKA                         (976)
     SALES TAX - WISCONSIN                         190
     SALES TAX - SOUTH DAKOTA                   13,876
     SALES TAX - NORTH DAKOTA                     (914)
     ACCRUED EXPENSES                           31,044
                                           -----------
TOTAL CURRENT LIABILITIES                                      $ 2,365,170
                                                               -----------

LONG TERM LIABILITIES
---------------------
     BANK NOTE PAYABLE                     $   323,237
     SBA NOTE PAYABLE                                0
     BANK NOTE PAYABLE                               0
     BANK NOTE PAYABLE                               0
     E250 VAN NOTE PAYABLE                           0
     EL CAMINO LEASE PAYABLE                     4,243
     CAPITAL LEASE OBLIGATIONS                   1,966
     CURRENT PORTION - LTD                           0
                                           -----------

TOTAL LONG TERM LIAB.                                          $   329,446
                                                               -----------
TOTAL LIABILITIES                                              $ 2,694,616
                                                               -----------

                                     EQUITY
EQUITY
------
     COMMON STOCK                          $     2,000
     RETAINED EARNINGS                         859,914
     DISTRIBUTIONS                              (2,000)
     Current Net Income                       (136,159)
                                           -----------
TOTAL EQUITY                                                   $   723,755
                                                               -----------

TOTAL LIAB. & EQUITY                                           $ 3,418,371
                                                               ===========

                         ACOUSTIC COMMUNICATION SYSTEMS
                                INCOME STATEMENT
                       FOR THE PERIOD ENDED MARCH 31, 1999
                                  (unaudited)


Sales                              $  1,560,517

Cost Of Sales                      $    923,123
                                   ------------
Total Costs                             923,123
                                   ------------
Gross Margin                       $    637,394
                                   ------------

Operating Expenses

Indirect Operating Expenses              85,805

Sales Expenses                          352,321

G&A Expenses                            314,028

                                   ------------
Total Operating Expenses                752,154

                                   ------------
Net Income Before Other Income     $   (114,760)
                                   ------------

Other Income (Expenses)

            INTEREST EXPENSE       $    (21,400)
            SUSPENSE                          0

                                   ------------
Total Other Income (Expenses)           (21,400)
Distributions                            (2,000)
                                   ------------
Net Income (Loss)                  $   (138,160)
                                   ============

                         ACOUSTIC COMMUNICATION SYSTEMS
                             STATEMENT OF CASH FLOWS
                       FOR THE PERIOD ENDED MARCH 31, 1999
                                  (unaudited)


CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                         $(138,160)
    Adjustments to reconcile net loss to net cash from operations
        Depreciation and amortization                                   42,000
        Change in assets and liabilities
          Accounts receivable                                          401,632
          Inventory                                                    108,117
          Costs and est. profits in excess of billings                 (21,890)
          Prepaid expenses                                               1,036
          Accounts Payable                                            (876,337)
          Accrued liabilities                                          (44,319)
          Billings in excess of costs and estimated profits            425,616
          Advanced Billings                                            (49,775)
          Unearned Service Revenue                                    (116,276)
                                                                     ---------
                Net cash used for operating activities                (268,356)

CASH FLOWS FROM FINANCING ACTIVITIES
    Net proceeds on line of credit                                     287,590
          Payments on long-term debt                                   (33,463)
          Capital lease payments                                        (1,404)
          Checks written in excess of cash in bank                      15,633
                                                                     ---------
                Net cash from financing activities                     268,356

NET INCREASE (DECREASE) IN CASH                                              0

CASH - Beginning of Year                                                     0
                                                                     ---------

CASH - End of Year                                                   $       0
                                                                     =========



SUPPLEMENTAL CASH FLOW INFORMATION
    Cash paid during year for:
          Interest                                                   $  21,400

                         ACOUSTIC COMMUNICATION SYSTEMS
                                  BALANCE SHEET
                                 MARCH 31, 1998
                                  (unaudited)

                                     ASSETS

CURRENT ASSETS
--------------
         CASH                                   $    13,556
         CASH - PAYROLL                                 (16)
         CASH - SAVINGS                              47,406
         PETTY CASH                                      (1)
         ACCOUNTS RECEIVABLE                      1,038,392
         ALLOWANCE FOR DOUBTFUL ACCTS               (10,500)
         CO-OP RECEIVABLES                            2,532
         INVENTORY                                  795,899
         CABLE INVENTORY                             11,807
         SLOW MOVING INVENTORY                            0
         DEMO ROOM EQUIPMENT                        263,112
         COSTS INXS OF BILLINGS                     150,754
         PREPAID INSURANCE                           11,379
         PREPAID EXPENSES                            52,768
         EMPLOYEE ADVANCE                             4,449
         DEPOSITS                                     7,197
         DUE (TO) FROM SHAREHOLDER                        0
                                                -----------
TOTAL CURRENT ASSETS                                               $ 2,388,734
                                                                   -----------

FIXED ASSETS
------------
         FURNITURE & EQUIPMENT                  $   359,548
         LEASED EQUIPMENT                            30,710
         SHOP & TEST EQUIPMENT                       25,495
         LEASEHOLD IMPROVEMENTS                       7,603
         AUTOMOBILES                                 19,241
         A/D - FIXED ASSETS                        (172,658)
                                                -----------
TOTAL FIXED ASSETS (NET)                                           $   269,939
                                                                   -----------

TOTAL ASSETS                                                       $ 2,658,673
                                                                   ===========

                         ACOUSTIC COMMUNICATION SYSTEMS
                                  BALANCE SHEET
                                 MARCH 31, 1998
                                  (unaudited)

                             LIABILITIES AND EQUITY

LIABILITIES
-----------
         ACCOUNTS PAYABLE                       $   641,309
         ACCRUED LTD/LIFE                                23
         BILLINGS INXS OF C & P                     256,137
         LINE OF CREDIT                             130,950
         TAG - LINE OF CREDIT                             0
         CURRENT PORTION - LTD                            0
         UNEARNED MAINTENANCE AGREEMENT             338,634
         EST. LIABILITY FOR MAINTENANCE              36,478
         ACCRUED WAGES                                    0
         ACCRUED GARNISHMENTS                           187
         FLEX BENEFITS ACCOUNT                        2,640
         ACCRUED LTD/LIFE                                 0
         ACCRUED VACATION/SICK                            0
         ACCRUED FICA/FED W/H                             0
         ACCRUED STATE W/H                                0
         ACCRUED UNEMPLOYMENT                          (651)
         ACCRUED 401(k) CONTRIBUTION                    187
         ACCRUED SALES TAX                            1,364
         ACCRUED EXPENSES                                 0
                                                -----------
CURRENT LIABILITIES                                                $ 1,407,258
                                                                   -----------
LONG TERM LIABILITIES
---------------------
         BANK NOTE PAYABLE                                0
         SBA NOTE PAYABLE                            59,282
         BANK NOTE PAYABLE                           87,791
         BANK NOTE PAYABLE                           59,651
         E250 VAN NOTE PAYABLE                        9,348
         EL CAMINO LEASE PAYABLE                     35,307
         CAPITAL LEASE OBLIGATIONS                    6,750
         CURRENT PORTION - LTD                            0
                                                -----------
TOTAL LONG TERM LIAB.                                              $   258,129
                                                                   -----------
TOTAL LIABILITIES                                                  $ 1,665,387
                                                                   -----------

                                     EQUITY

EQUITY
---------
     COMMON STOCK                                     2,000
     RETAINED EARNINGS                            1,109,684
     DISTRIBUTIONS                                        0
     Current Net Income                            (118,398)
                                                -----------
TOTAL EQUITY                                                       $   993,286
                                                                   -----------
TOTAL LIAB. AND EQUITY
                                                                   $ 2,658,673
                                                                   ===========

                         ACOUSTIC COMMUNICATION SYSTEMS
                                INCOME STATEMENT
                       FOR THE PERIOD ENDED MARCH 31, 1998
                                  (unaudited)


SALES                               $  1,374,272

COST OF SALES                       $    875,685
                                    ------------
Total Costs                              875,685
                                    ------------
GROSS MARGIN                        $    498,587
                                    ------------

OPERATING EXPENSES

         Selling Expenses           $    289,125
         G & A Expenses                  316,858
                                    ------------

TOTAL OPERATING EXPENSES            $    605,983
                                    ------------
NET INCOME BEFORE OTHER INCOME      $   (107,396)
                                    ------------

OTHER INCOME (EXPENSES)
         INTEREST EXPENSE           $    (12,684)
         INTEREST INCOME                   1,679

                                    ------------
TOTAL OTHER INCOME (EXPENSES)            (11,005)

                                    ------------
NET INCOME (LOSS)                   $   (118,401)
                                    ============

                         ACOUSTIC COMMUNICATION SYSTEMS
                             STATEMENT OF CASH FLOWS
                       FOR THE PERIOD ENDED MARCH 31, 1998
                                   (UNAUDITED)


CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                         $(118,401)
    Adjustments to reconcile net loss to net cash from operations
        Depreciation and amortization                                   23,250
        Change in assets and liabilities
          Accounts receivable                                           74,161
          Inventory                                                    124,181
          Costs and est. profits in excess of billings                (102,594)
          Prepaid expenses                                             (28,588)
          Accounts Payable                                             (73,267)
          Accrued liabilities                                          (52,509)
          Billings in excess of costs and estimated profits             11,623
          Unearned Service Revenue                                     (94,272)
                                                                     ---------
               Net cash used for operating activities                 (236,416)

CASH FLOWS FROM INVESTING ACTIVITIES
    Capital Expenditures                                               (18,927)
                                                                     ---------
                Net cash used for investing activities                 (18,927)

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from line of credit                                       130,950
    Payments on long-term debt                                         (26,143)
    Capital lease payments                                              (2,157)
                                                                     ---------
            Net cash from financing activities                         102,650

NET DECREASE IN CASH                                                  (152,693)

CASH - Beginning of Year                                               213,638
                                                                     ---------

CASH - End of Year                                                   $  60,945
                                                                     =========



SUPPLEMENTAL CASH FLOW INFORMATION
    Cash paid during year for:
        Interest                                                     $  12,684

                         PRO FORMA FINANCIAL INFORMATION

                                 VIDEOLABS, INC.
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT MARCH 31, 1999
                                   (UNAUDITED)

                                                                            ACOUSTIC
                                                                          COMMUNICATION
                                                           VIDEOLABS         SYSTEMS        ADJUSTMENTS              PRO FORMA
                                                         -------------    -------------    -------------           -------------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                           $   1,536,532    $          --    $    (500,000)(a)       $   1,036,532
     Certificates of deposit - restricted                      158,000               --                                  158,000
     Accounts receivable, net of allowance of $36,233          731,771        1,935,539                                2,667,310
     Other receivables                                           8,959               --                                    8,959
     Inventories                                             1,252,275          940,817                                2,193,092
     Deferred income taxes                                     125,000               --                                  125,000
     Costs and estimated profits in excess of billings              --          381,526                                  381,526
     Prepaid Expenses                                           36,120           31,968                                   68,088
                                                         -------------    -------------    -------------           -------------
         TOTAL CURRENT ASSETS                                3,848,657        3,289,850         (500,000)              6,638,507

Property and Equipment                                       1,137,781          486,505                                1,624,286
Accumulated depreciation                                      (693,593)        (268,324)                                (961,917)
                                                         -------------    -------------    -------------           -------------
     Net Property and Equipment                                444,188          218,181               --                 662,369
Non-compete agreement                                               --               --          750,000 (d)             750,000
Goodwill                                                            --               --        1,776,245 (a,b,c)       1,776,245
     Other assets                                              172,198               --                                  172,198
                                                         -------------    -------------    -------------           -------------
         TOTAL ASSETS                                    $   4,465,043    $   3,508,031    $   2,026,245           $   9,999,319
                                                         =============    =============    =============           =============

LIABILITIES AND STOCKHOLDERS EQUITY
CURRENT LIABILITIES
     Bank overdrafts                                     $          --    $      89,660                            $      89,660
     Accounts payable - trade                                  216,174          441,399                                  657,573
     Non-compete agreement payable                                  --               --          750,000 (d)             750,000
     Note payable - bank                                            --          800,000                                  800,000
     Note payable - shareholder                                     --               --          500,000 (c)             500,000
     Current maturities of long-term debt                       22,071               --                                   22,071
     Billings in excess of costs and estimated profits              --          588,927                                  588,927
     Unearned service contract revenue                              --          479,748                                  479,748
     Customer deposits                                          12,263               --                                   12,263
     Accrued compensation and expenses                          24,816           55,096                                   79,912
     Purchase commitments, reserves and other                  127,501               --                                  127,501
                                                         -------------    -------------    -------------           -------------
         TOTAL CURRENT LIABILITIES                             402,825        2,454,830        1,250,000               4,107,655
Long-term debt                                                  20,112          329,446                                  349,558
                                                         -------------    -------------    -------------           -------------
         TOTAL LIABILITIES                                     422,937        2,784,276        1,250,000               4,457,213
         TOTAL STOCKHOLDERS' EQUITY                          4,042,106          723,755          776,245 (a,b,c)       5,542,106
                                                         -------------    -------------    -------------           -------------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $   4,465,043    $   3,508,031    $   2,026,245           $   9,999,319
                                                         =============    =============    =============           =============


(a)  To reflect the $500,000 consideration paid upon execution of the merger.

(b) To reflect the 1,500,000 shares issued as consideration, and related goodwill upon execution of the merger.

(c) To reflect a $500,000 note payable to shareholder to be advanced immediately before the merger.

(d) To reflect a $750,000 non-compete agreement entered into upon execution of the merger.

     The merger agreement provides that Accoustic Communication Systems, Inc. may distribute $500,000 as a dividend to its shareholder immediately prior to the merger.

                         PRO FORMA FINANCIAL INFORMATION

                                 VIDEOLABS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED MARCH 31, 1999
                                   (UNAUDITED)

                                                                  ACOUSTIC
                                                               COMMUNICATION
                                                VIDEOLABS         SYSTEMS        ADJUSTMENTS         PRO FORMA
                                              -------------    -------------    -------------      -------------
SALES                                         $   1,855,865    $   1,560,517                       $   3,416,382
                                              -------------    -------------    -------------      -------------
OPERATING COSTS AND EXPENSES
     Cost of goods sold                           1,152,322          923,123                           2,075,445
     General and administrative and selling         647,612          752,154                           1,399,766
     Research and development                            --               --                                  --
                                              -------------    -------------    -------------      -------------
         TOTAL OPERATING COSTS AND EXPENSES       1,799,934        1,675,277               --          3,475,211

OPERATING EARNINGS (LOSS)                            55,931         (114,760)              --            (58,829)

OTHER INCOME (EXPENSE)
     Interest Income                                 17,039               --                              17,039
     Interest Expense                                  (781)         (21,399)                            (22,180)
     Gain of (loss) on sale of assets                    94               --                                  94
                                              -------------    -------------    -------------      -------------
         TOTAL OTHER INCOME (EXPENSE)                16,352          (21,399)              --             (5,047)

EARNINGS (LOSS) BEFORE TAXES                         72,283         (136,159)              --            (63,876)

     Income Tax (Benefit)                                --               --                                  --

                                              -------------    -------------    -------------      -------------
NET EARNINGS (LOSS)                           $      72,283    $    (136,159)   $          --      $     (63,876)
                                              =============    =============    =============      =============

     Average shares outstanding                   4,505,562                         1,500,000 (a)      6,005,562

EARNINGS (LOSS) PER SHARE - FULLY DILUTED     $        0.02                                        $       (0.01)


(a) To reflect the 1,500,000 shares issued as consideration upon execution of the merger at a market price of $1.00 at 03/31/99.

                         PRO FORMA FINANCIAL INFORMATION

                                 VIDEOLABS, INC.
       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT DECEMBER 31, 1998
                                   (UNAUDITED)

                                                                             ACOUSTIC
                                                                          COMMUNICATION
                                                           VIDEOLABS          SYSTEMS       ADJUSTMENTS              PRO FORMA
                                                         -------------    -------------    -------------           -------------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                           $   1,514,561    $          --    $    (500,000)(a)       $   1,014,561
     Certificates of deposit - restricted                      158,000               --                                  158,000
     Accounts receivable, net of allowance of $30,000          664,172        2,283,674                                2,947,846
     Other receivables                                           6,688           53,497                                   60,185
     Inventories                                             1,616,990        1,048,934                                2,665,924
     Deferred income taxes                                     125,000               --                                  125,000
     Costs and estimated profits in excess of billings              --          359,636                                  359,636
     Prepaid Expenses                                           50,457           33,003                                   83,460
                                                         -------------    -------------    -------------           -------------
         TOTAL CURRENT ASSETS                                4,135,868        3,778,744         (500,000)              7,414,612

Property and Equipment                                       1,107,464          486,506                                1,593,970
Accumulated depreciation                                      (638,161)        (226,324)                                (864,485)
                                                         -------------    -------------    -------------           -------------
     Net Property and Equipment                                469,303          260,182               --                 729,485
Non-compete agreement                                               --               --          750,000 (d)             750,000
Goodwill                                                            --               --        1,638,085 (a,b,c)       1,638,085
     Other assets                                              179,340               --                                  179,340
                                                         -------------    -------------    -------------           -------------
         TOTAL ASSETS                                    $   4,784,511    $   4,038,926    $   1,888,085           $  10,711,522
                                                         =============    =============    =============           =============

LIABILITIES AND STOCKHOLDERS EQUITY
CURRENT LIABILITIES
     Bank Overdraft                                      $          --    $      74,027                            $      74,027
     Accounts Payable - trade                                  658,089        1,316,536                                1,974,625
     Non-compete agreement payable                                  --               --          750,000 (d)             750,000
     Note Payable - bank                                            --          512,410                                  512,410
     Note payable - shareholder                                     --               --          500,000 (c)             500,000
     Current maturities of long-term debt                       22,071          146,613                                  168,684
     Billings in excess of costs and estimated profits              --          163,311                                  163,311
     Advanced billings                                              --           49,775                                   49,775
     Unearned service contract revenue                              --          596,024                                  596,024
     Customer deposits                                           6,114               --                                    6,114
     Accrued Compensation and Expenses                          28,358          100,615                                  128,973
     Purchase commitments, reserves and other                   81,303               --                                   81,303
                                                         -------------    -------------    -------------           -------------
         TOTAL CURRENT LIABILITIES                             795,935        2,959,311        1,250,000               5,005,246
Long-term debt                                                  24,300          217,700                                  242,000
                                                         -------------    -------------    -------------           -------------
         TOTAL LIABILITIES                                     820,235        3,177,011        1,250,000               5,247,246
         TOTAL STOCKHOLDERS' EQUITY                          3,964,276          861,915          638,085 (a,b,c)       5,464,276
                                                         -------------    -------------    -------------           -------------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $   4,784,511    $   4,038,926    $   1,888,085           $  10,711,522
                                                         =============    =============    =============           =============


(a)  To reflect the $500,000 consideration paid upon execution of the merger.

(b) To reflect the 1,500,000 shares issued as consideration, and related goodwill upon execution of the merger.

(c) To reflect a $500,000 note payable to shareholder to be advanced immediately before the merger.

(d) To reflect a $750,000 non-compete agreement entered into upon execution of the merger.

     The merger agreement provides that Accoustic Communication Systems, Inc. may distribute $500,000 as a dividend to its shareholder immediately prior to the merger.

                         PRO FORMA FINANCIAL INFORMATION

                                 VIDEOLABS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)

                                                                  ACOUSTIC
                                                               COMMUNICATION
                                                VIDEOLABS         SYSTEMS        ADJUSTMENTS          PRO FORMA
                                              -------------    -------------    -------------       -------------
SALES                                         $   6,162,986    $   8,917,430                        $  15,080,416
                                              -------------    -------------    -------------       -------------
OPERATING COSTS AND EXPENSES
     Cost of goods sold                           3,624,603        6,413,293                           10,037,896
     General and administrative and selling       2,205,425        2,380,163                            4,585,588
     Research and development                       643,643               --                              643,643
                                              -------------    -------------    -------------       -------------
         TOTAL OPERATING COSTS AND EXPENSES       6,473,671        8,793,456               --          15,267,127

OPERATING EARNINGS (LOSS)                          (310,685)         123,974               --            (186,711)

OTHER INCOME (EXPENSE)
     Interest Income                                 94,004            1,758                               95,762
     Interest Expense                                (4,417)         (55,704)                             (60,121)
     Gain of (loss) on sale of assets                    --               --                                   --
                                              -------------    -------------    -------------       -------------
         TOTAL OTHER INCOME (EXPENSE)                89,587          (53,946)              --              35,641

EARNINGS (LOSS) BEFORE TAXES                       (221,098)          70,028               --            (151,070)

     Income Tax (Benefit)                           (25,000)              --                              (25,000)

                                              -------------    -------------    -------------       -------------
NET EARNINGS (LOSS)                           $    (196,098)   $      70,028    $          --       $    (126,070)
                                              =============    =============    =============       =============

     Average shares outstanding                   4,008,682                         1,655,629 (a)       5,664,311

EARNINGS (LOSS) PER SHARE - FULLY DILUTED     $       (0.05)                                        $       (0.02)


(a) To reflect the 1,655,629 shares issued as consideration upon execution of the merger at a market price of $.906 at 12/31/98.